                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported)  OCTOBER 12, 2000
                                                      --------------------


                          INTERSTATE HOTELS CORPORATION
      --------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    MARYLAND
      --------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


              0-26805                                 75-2767215
     ------------------------          ------------------------------------
     (Commission File Number)          (I.R.S. Employer Identification No.)


      FOSTER PLAZA TEN, 680 ANDERSEN DRIVE, PITTSBURGH, PENNSYLVANIA 15220
      --------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (412) 937-0600
      --------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS.

        Attached as an exhibit hereto is a copy of a letter received from the Shaner Hotel Group, dated October 11, 2000. All exhibits are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c) Exhibits.

        The following exhibits are filed herewith:

        99.1     Letter received from Shaner dated October 11, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 INTERSTATE HOTELS CORPORATION


                                 By: /s/ J. William Richardson
                                    ------------------------------------------
                                     J. William Richardson
                                     Vice Chairman and Chief Financial Officer

Date: October 12, 2000

                                  EXHIBIT INDEX

    Exhibit
    Number         Description
    -------        -----------
    99.1           Letter received from Shaner dated October 11, 2000